Exhibit (a)(1)(r)

1 September - One Week After Offer to Exchange Program Commences

We have just completed week one of EDS’ Stock Option Exchange Program. The offer to exchange your underwater stock options will expire at 7:00 P.M., Eastern Time (U.S.), on 23 September 2003. If you wish to exchange your eligible options and have not already done so, please follow the instructions for election to exchange your options in the Stock Option Exchange Program Tender Offer Statement. If you do not have the Stock Option Exchange Program Tender Offer Statement, you may request a copy from Mellon Investor Services.

Mellon Investor Services

Monday through Friday

12:01 A.M. to 7:00 P.M., Eastern Time

866-337-6781 (Calling from within the US and Canada)

201-296-4177 (Calling from outside the US and Canada)

16 September– Final Week

We are entering the final week of EDS’ Stock Option Exchange Program. There are seven (7) days left to make your election. The offer to exchange your underwater stock options will expire at 7:00 P.M., Eastern Time (U.S.), on 23 September 2003. If you wish to exchange your eligible options and have not already done so, please follow the instructions for election to exchange your options in the Stock Option Exchange Program Tender Offer Statement. If you do not have the Stock Option Exchange Program Tender Offer Statement, you may request a copy from Mellon Investor Services.

Mellon Investor Services

Monday through Friday

12:01 A.M. to 7:00 P.M., Eastern Time

866-337-6781 (Calling from within the US and Canada)

201-296-4177 (Calling from outside the US and Canada)

23 September– Last Day (Offer Expiration Date)

Today is the last day to elect to exchange your eligible options as part of EDS’ Stock Option Exchange Program. The offer to exchange your underwater stock options will expire at 7:00 P.M., Eastern Time (U.S.), on 23 September 2003. If you wish to exchange your eligible options and have not already done so, please contact Mellon Investor Services for instructions to exchange your eligible options.

Mellon Investor Services

Monday through Friday

12:01 A.M. to 7:00 P.M., Eastern Time

866-337-6781 (Calling from within the US and Canada)

201-296-4177 (Calling from outside the US and Canada)